                                   SSgA FUNDS

                            One International Place
                          Boston, Massachusetts 02110
                                 1-800-997-7327
                               www.ssgafunds.com

                               S&P 500 INDEX FUND

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE AND COMPLETE, NOR APPROVED OR DISAPPROVED OF THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The S&P 500 Index Fund seeks to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index.

"STANDARD & POOR'S", "S&P", "S&P 500", "STANDARD & POOR'S 500", AND "500", ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. AND HAVE BEEN LICENSED FOR USE BY THE SSGA S&P 500 INDEX FUND. THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P, AND S&P MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THIS FUND.

                       PROSPECTUS DATED DECEMBER 28, 2001
                       (As Supplemented February 15, 2002)

                               TABLE OF CONTENTS


                                                                         PAGE
                                                                         ----
INVESTMENT STRATEGIES AND PRINCIPAL RISKS                                  3
   INVESTMENT OBJECTIVE                                                    3
   PRINCIPAL INVESTMENT STRATEGIES                                         3
   PRINCIPAL RISKS OF INVESTING IN THE FUND                                3
   RISK AND RETURN                                                         4
FEES AND EXPENSES OF THE FUND                                              5
MANAGEMENT OF THE FUND                                                     6
ADDITIONAL INFORMATION ABOUT THE FUND'S OBJECTIVES,
   INVESTMENT STRATEGIES AND RISKS                                         6
SHAREHOLDER INFORMATION                                                    7
   PURCHASE OF FUND SHARES                                                 7
   REDEMPTION OF FUND SHARES                                               9
   EXCHANGES                                                              10
   DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS           11
   PRICING OF FUND SHARES                                                 11
   DIVIDENDS AND DISTRIBUTIONS                                            11
   TAXES                                                                  12
INFORMATION REGARDING STANDARD & POOR'S CORPORATION                       12
FINANCIAL HIGHLIGHTS                                                      14
ADDITIONAL INFORMATION ABOUT THE FUND                                 BACK COVER

                             INVESTMENT STRATEGIES
                              AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE

The fund's fundamental investment objective is to seek to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index (the S&P 500 Index).

The fund is a diversified company under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund may be changed only with the approval of a majority of the fund's shareholders as defined in the 1940 Act. SSgA Funds Management, Inc. (the Advisor), serves as the fund's investment advisor.

PRINCIPAL INVESTMENT STRATEGIES

The fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the fund utilizes a "passive" investment approach, attempting to replicate the investment performance of its benchmark index through automated statistical analytic procedures.

The fund may pursue its investment objective by investing substantially all of its assets in the State Street Equity 500 Index Portfolio (the "Master Fund"), a registered investment company also advised by the same advisor as the SSgA Funds, with substantially the same investment objective, policies and restrictions as the fund. This investment approach is commonly referred to as a master/feeder structure. In this structure, the fund will be a "feeder" fund that invests exclusively in a corresponding "master" portfolio with identical investment objectives. The master portfolio may accept investments from multiple feeder funds, which bear the master portfolio's expenses in proportion to their assets.


Each feeder fund and its master portfolio expect to maintain consistent investment objectives, but if they do not, the fund will withdraw from the master portfolio, receiving cash or securities in exchange for its interest in the master portfolio. The fund's trustees would then consider whether the fund should have the Advisor on the same strategy outside the master/feeder structure, hire its own investment advisor, invest in a different master portfolio, or take other action.


The fund (either on its own or as part of a master/feeder structure) intends to invest in all 500 stocks in the S&P 500 Index in proportion to their weighting in the S&P 500 Index. The fund may also invest in futures and options. The S&P 500 Index is designed to capture the price performance of a large cross-section of the US publicly traded stock market. To the extent that all 500 stocks cannot be purchased, the fund will purchase a representative sample of the stocks listed in the S&P 500 Index in proportion to their weightings.

To the extent that the fund seeks to replicate the S&P 500 Index using such sampling techniques, a close correlation between the fund's performance and the performance of the S&P 500 Index is anticipated in both rising and falling markets. The fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P 500 Index of at least 0.95, before deduction of fund expenses. A correlation of 1.00 would represent perfect correlation between portfolio and index performance. It is anticipated that the correlation of the fund's performance to that of the S&P 500 Index will increase as the size of the fund increases.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investment in the fund, like any investment, has risks. Fund shares will rise and fall in value and there is a risk you could lose money by investing in the fund. There can be no assurance that the fund will achieve its objective. An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SECURITIES OF LARGE CAPITALIZATION COMPANIES. The fund's emphasis on large-cap stocks makes it susceptible to the business risks of larger companies, which usually cannot change as quickly as smaller companies in response to competitive challenges. Larger companies also tend not to be able to maintain the high growth rates of well-managed smaller companies, especially during strong economic periods.

INVESTMENTS IN OTHER MUTUAL FUNDS IN A MASTER/FEEDER STRUCTURE. Currently the investments of the fund are concentrated in the shares of another fund with substantially the same investment objectives, policies and restrictions as the fund. In that case, the fund's investment performance is directly related to the investment performance of the Master Fund. The ability of the fund to meet its investment objective is directly related to the ability of the Master Fund to meet its objective. There can be no assurance that the investment objective of the fund or the Master Fund will be achieved.

AFFILIATED PERSONS. SSgA may also serve as #investment advisor of the Master Fund. Therefore, conflicts may arise as these persons fulfill their fiduciary responsibilities to the fund and the Master Fund. The Trustees believe they have structured the Master Fund to avoid these concerns. If a situation arises that may result in a conflict, the Trustees and officers of the fund will carefully analyze the situation and take all necessary steps to minimize or eliminate the potential conflicts.

EQUITY SECURITIES. The value of equity securities will rise and fall in response to the activities of the company that issued the stock, general market conditions, and/or economic conditions.

TRACKING MODELS. The success of a fund's principal investment strategy depends on the Advisor's skill in designing and using its model to track the S&P 500 Index. The fund is not managed according to traditional methods of "active" investment management. Instead, the fund attempts to match the investment performance of its benchmark index through automated statistical analytic procedures.

DERIVATIVES. There are certain investment risks in using derivatives, such as futures contracts, options on futures, swaps, and structured notes. If a fund incorrectly forecasts interest rates or other features of the particular instrument in using derivatives, a fund could lose money. Price movements of a futures contract, option or structured notes may not be identical to price movements of portfolio securities or a securities index, resulting in the risk that, when a fund buys the derivative as a hedge, the hedge may not be completely effective. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices.

MANAGEMENT STRATEGY RISK. The risk that an investment strategy may fail to produce the intended results.

MARKET RISK. The risk that the value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

INDEX CORRELATION. The fund's ability to achieve significant correlation between fund and Index performance may be affected by changes in securities markets, changes in the composition of the Index and the timing of purchases and redemptions of fund shares. The fund's management team will monitor correlation. Should the fund fail to achieve an appropriate level of correlation, the Advisor will report to the Board of Trustees, which will consider alternative arrangements.

LIQUIDITY RISK. The risk that a fund will be unable to pay proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

RISK AND RETURN

The following bar chart illustrates the risks of investing in the fund by showing changes in the fund's performance from year to year over the life of the fund. A fund's past performance is not necessarily an indication of how the fund will perform in the future.


[CHART OF ANNUAL TOTAL RETURNS]

ANNUAL TOTAL RETURNS

1993                        9.61%
1994                        1.30%
1995                       37.02%
1996                       22.55%
1997                       33.10%
1998                       28.35%
1999                       20.89%
2000                       -9.21%

Best Quarter -- December 31, 1998: 21.24%
Worst Quarter -- September 30, 1998: (9.97%)
Current Fiscal Quarter -- August 31, 2001: (9.49%)

The following table further illustrates the risks of investing in the fund by showing how the fund's average annual returns for 1 and 5 years and since the fund's inception compare to the returns of a broad-based securities market index (index returns shown reflect no deductions for fees, taxes or expenses).

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2000:


                              1 YEAR   5 YEARS*  INCEPTION*
                              ------   -------   ---------
S&P 500 Index Fund            (9.21%)   18.12%     16.95%
S&P 500 Index                 (9.11%)   18.33%     17.20%


*Annualized. The fund began operating on December 30, 1992.

                         FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

As a shareholder in the Master Fund, the fund bears its ratable share of the Master Fund's expenses, including advisory and administrative fees, and at the same time continues to pay its own fees.

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
     Maximum Sales Charge (Load) Imposed on Purchases                     None
     Maximum Deferred Sales Charge (Load)                                 None
     Maximum Sales Charge (Load)Imposed on Reinvested Dividends
        or Other Distributions                                            None
     Redemption Fee                                                       None
     Exchange Fee                                                         None
     Maximum Account Fee                                                  None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


   Management/Custody/Administration Fee1                  .045%
   Distribution and Service (12b-1) Fees2                  .090
   Other Expenses                                          .035
                                                           -----
   Total Annual Fund Operating Expenses3                   .170%
                                                           =====


----------

(1) The Management Fee represents the fee for advisory, custody, transfer agency and administration services that is paid by the Master Fund to the Advisor. The S&P 500 Index Fund pays no management fee directly to the Advisor for management of the S&P 500 Index Fund for so long as substantially all of the assets of the fund are invested in the Master Fund.

(2) The stated fee includes .04% for 12b-1 Distribution and .05% for 12b-1 Shareholder Servicing Fees.

(3) The Advisor has contractually agreed to reimburse the S&P 500 Index Fund for all expenses in excess of .18% of average daily net assets on an annual basis until December 31, 2002. The total annual expenses shown above and the Example reflect the expenses of both the S&P 500 Index Fund and the Master Fund.


EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED, AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

                         1 YEAR             3 YEARS       5 YEARS         10 YEARS
                         ------             -------       ------          --------
                         $17                $55             $96              $217
                         ===                ===             ===              ====

Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

                            MANAGEMENT OF THE FUND

INVESTMENT ADVISOR. SSgA Funds Management, Inc. (the Advisor), Two International Place, Boston, Massachusetts 02110, serves as the investment advisor for the fund and directs the investment of the fund in accordance with the fund's investment objective, policies and restrictions.

The Advisor is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street Bank and Trust Company (State Street) and other advisory affiliates of State Street make up State Street Global Advisors
(SSgA), the investment management arm of State Street Corporation. With over $663 billion under management as of November 28, 2001, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for US mutual funds and pension funds.

The S&P 500 Index Fund has entered into an investment advisory agreement with the Advisor pursuant to which the Advisor will manage the fund's assets directly in the event that the fund were to cease investing substantially all of its assets in the Master Fund. The Advisor does not receive any management fees from the feeder fund under the agreement so long as the feeder fund continues to invest substantially all of its assets in the Master Fund or in another investment company.

The Master Fund pays the Advisor an annual fee, calculated daily and paid monthly, of 0.045% of the average daily net asset value of the fund. The fee is for management, custody, transfer agency and administration services.

Mr. James B. May, CFA, Principal, is the portfolio manager primarily responsible for investment decisions regarding the fund. Mr. May joined the firm in 1991. Mr. May is a Senior Portfolio Manager in the US Passive Equity group and has the responsibility for managing several mutual funds, most notably the S&P 500 Index Fund, which he has managed since 1995. He also manages a variety of portfolios including the Commingled Russell Special Small Fund and several separately managed funds. Before joining the US Passive Equity group, Mr. May worked in the firm's Passive US Equity Operations department as a Senior Analyst. He has been working in the investment management field since 1989, when he joined State Street's custody operation. He holds a BS in Finance from Bentley College and his MBA from Boston College. He is a member of the Boston Security Analysts Society and the Association for Investment Management and Research. There are five other members of the team who assist Mr. May with the management of the fund.

                        ADDITIONAL INFORMATION ABOUT THE
                          FUND'S OBJECTIVES, INVESTMENT
                              STRATEGIES AND RISKS

The investment objective of the fund may only be changed with shareholder approval. The investment policies described below reflect the fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below. There can be no assurance that these investment policies will ensure achievement of the fund's investment objective.

S&P 500 INDEX. The fund attempts to replicate the return of the S&P 500 Index and invests (either on its own or as a part of a master/feeder structure) in all 500 stocks in the Index. The Standard & Poor's (S&P) 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange. Stocks in the S&P 500 Index are weighted according to their market capitalizations (i.e., the number of shares outstanding multiplied by the stock's current price). Component stocks included in the S&P 500 Index are chosen with the aim of achieving a distribution at the index level representative of the various components of the US GNP and therefore do not represent the 500 largest companies. The composition of the S&P 500 Index is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group, and may be changed from time to time. A limited percentage of the Index may include foreign securities. The inclusion of a stock in the S&P 500 Index in no way implies that S&P believes the stock to be an attractive investment, nor is S&P a sponsor or in any way affiliated with the fund.

FUTURES CONTRACTS AND OPTIONS ON FUTURES. To equitize cash or for purposes of hedging the fund's other investments, the fund may enter into futures contracts that relate to securities in #which they may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. The fund may also purchase futures and options if cheaper than the underlying stocks.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Stock index futures may be used by the funds to invest all cash and cash equivalents so that the funds may remain fully invested in the equity market. This will enable the funds to facilitate demand for same day redemptions. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, a fund is required to deposit an initial margin with Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that a fund will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

When trading futures contracts, a fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

A fund's transactions, if any, in options, futures, options on futures and equity swaps involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices.

AMERICAN DEPOSITORY RECEIPTS (ADRs). The common stocks the fund may invest in include American Depository Receipts (ADRs). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers, such as less publicly available information; lack of uniform accounting, auditing and financial reporting standards, practices and requirements; lower trading volume, less liquidity and more volatility for securities; less government regulation of securities exchanges, brokers and listed companies; political or social instability; and the possibility of expropriation or confiscatory taxation, each of which could adversely affect investment in such securities. For purposes of the fund's investment policies, the fund's investment in ADRs and similar instruments will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

The ADRs chosen for investment by the S&P 500 Index Fund will be constituents of the S&P 500 Index.

CASH SWEEP PROGRAM. Pursuant to the terms and conditions of an exemptive order and private letter ruling, the SSgA Funds may participate in a Cash Sweep Program. In the Cash Sweep Program, uninvested cash balances of Participating Funds are used to purchase shares of Central Funds. Central Funds are the Money Market, US Government Money Market and Yield Plus Funds, or other portfolios that are managed by the Advisor or companies affiliated with the Advisor. Participating Funds are portfolios of the SSgA Funds other than Central Funds or other SSgA money market funds. The Cash Sweep #Program reduces the risk of counterparty default on repurchase agreements and the market risk associated with direct purchases of short-term obligations, while providing high current money market rates of return, ready liquidity and increased diversity of holdings. Shares of a Central Fund sold to and redeemed from a Participating Fund will not be subject to a sales load, redemption fee, distribution fee or service fee. If Central Fund shares sold to or redeemed from a Participating Fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each Participating Fund in an amount that offsets the amount of such distribution and/or service fees incurred by the Participating Fund. The uninvested cash invested in a Central Fund may not to exceed 25% of any Participating Fund's total assets. For purposes of this limitation, each Participating Fund will be treated as a separate investment company.

                             SHAREHOLDER INFORMATION
PURCHASE OF FUND SHARES

DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the funds are offered without a sales commission by State Street Global Markets, LLC (the Distributor), to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity.

MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS AND ACCOUNT BALANCE. The fund requires a minimum initial investment of $10,000, with the exception of IRA accounts, for which the minimum initial investment is $250. Subsequent investments must be at least $100. An investment in the fund (other than IRA accounts) may be subject to redemption at the fund's discretion if the account balance is less than $10,000 as a result of shareholder redemptions. The Transfer Agent will give shareholders 60 days' notice that the account will be closed unless an investment is made to increase the account balance to the $10,000 minimum. Failure to bring the account balance to $10,000 may result in the Transfer Agent closing the account at the net asset value ("NAV") next determined on the day the account is closed and mailing the proceeds to the shareholder's address shown on the Transfer Agent's records. Shareholders with accounts established prior to December 24, 1997 are not subject to the $10,000 minimum requirements. Investors purchasing fund assets through a pension or other participation plan should contact their plan administrator for further information on purchases.

PURCHASE DATES AND TIMES. Fund shares may be purchased on any business day at the net asset value determined after receipt of the purchase order. A business day is one on which the New York Stock Exchange is open for regular trading. All purchases must be made in US dollars. Purchase orders in good form (described below) and payments for fund shares by check or by wire transfer must be received by the Transfer Agent prior to the close of the regular trading session of the New York Stock Exchange, which ordinarily is 4 p.m. Eastern time, to be effective on the date received. If an order or payment is received on a non-business day or after the close of the New York Stock Exchange, the order will be effective on the next business day.

ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the funds. The funds require a purchase order in good form, which consists of a completed and signed Application for each new account, unless the account is opened through a third party which has a signed agreement with the Distributor or the SSgA Funds and does not require a completed application to be submitted to the SSgA Funds. For additional information, including the IRA package, additional Applications or other forms, call the Customer Service Department at 1-800-647-7327, or write: SSgA Funds, P.O. Box 8317, Boston, MA 02266-8317. You may also access this information online at www.ssgafunds.com.

The SSgA Funds reserve the right to reject any purchase order.

MAIL. For new accounts, please mail the completed Application and check. Additional investments should also be made by check. You must include the fund name and account number on your check, or use the remittance form attached to the confirmation statement (in the return envelope provided). All checks should be made payable to the SSgA Funds or State Street Bank (as the Funds' Transfer Agent). If using a servicing agent or broker-dealer, please verify with them the proper address or instructions required before writing and mailing your check. All purchase requests should be mailed to one of the following addresses:

           REGULAR MAIL:         REGISTERED, EXPRESS OR CERTIFIED MAIL:
           -------------         --------------------------------------
            SSgA Funds                         SSgA Funds
          P.O. Box 8317                    66 Brooks Drive
       Boston, MA 02266-8317             Braintree, MA 02184

All purchases made by check should be in US dollars from a US bank. Third party checks and checks drawn on credit card accounts will not be accepted.

FEDERAL FUNDS WIRE. You may make initial or subsequent investments by wiring federal funds to State Street, as Transfer Agent, by:

1. Telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time, and stating: (a) your account registration number, address and social security or tax identification number; (b) the name of the fund in which the investment is to be made and the account number; and (c) the exact amount being wired.

2. Instructing the wiring bank to wire federal funds to:

   State Street Bank and Trust Company
   225 Franklin Street, Boston, MA 02110
   ABA #0110-0002-8
   DDA #9904-631-0
   SSgA (Name of Fund) Fund(s)
   Account Number and Registration
   Dollar Amount Per Account (if one wire is to cover more than one purchase)

If all wires, checks and transfers are not identified properly as instructed above, the Transfer Agent may delay, reject and/or incorrectly apply the settlement of your purchase. Any wires received at State Street Bank without a corresponding call into the Customer Service Department will be purchased as indicated on the wire at the next determined net asset value and will earn the dividend declared on the next business day.

AUTOMATIC INVESTMENT PLAN. Once the initial investment has been made, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit through Automatic Clearing House (ACH) by debiting your bank checking account. Please complete the appropriate section of the Application and attach a voided personal check to correctly code your account with the bank instructions. Once this option has been established, you may call the Customer Service Department at 1-800-647-7327 prior to 3 p.m. Eastern time to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent.

IN-KIND PURCHASE OF SECURITIES. The fund may, at its discretion, permit you to purchase shares through the exchange of other securities you own. Any securities exchanged must meet the following criteria:

1. The investment objective, policies and limitations must match that of the fund;

2. They must have a readily ascertainable market value;

3. They must be liquid;

4. They must not be subject to restrictions on resale; and

5. The market value of any securities exchanged, plus any cash, must be at least $25 million; the fund reserves the right to make exceptions to this minimum or to increase the minimum at its discretion.

Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled--ordinarily within 3 business days following the date of the exchange.

The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the fund will be valued in the same manner as the fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends subscription or other rights attached to the securities become the property of the fund, along with the securities.


REDEMPTION OF FUND SHARES

Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request by following one of the methods described below. A business day is one on which the New York Stock Exchange is open for regular trading. Ordinarily, proceeds of redemption requests received before the close of the New York Stock Exchange on any business day are sent out the next business day. Unless otherwise specified, payments of redemption proceeds will be mailed to your address of record. Redemption requests must be received prior to the close of the New York Stock Exchange (which ordinarily is 4 p.m. Eastern time) in order to be effective on the date received and will not be entitled to that day's dividend.

If you purchased fund shares by check or an automatic investment program
(AIP) and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the fund will generally postpone sending redemption proceeds until it can verify that the check or AIP investment has been collected, but in no event will this delay exceed 15 days. There will be no such delay for redemptions following investments paid by federal funds wire or by bank cashier's check, certified check or treasurer's check.


TELEPHONE AND OTHER ELECTRONIC REDEMPTIONS. Shareholders may normally redeem fund shares by telephoning the Customer Service Department at 1-800-647-7327 between 8 a.m. and 4 p.m. Eastern time. You must complete the appropriate section of the application and attach a voided check to code your account correctly with the bank information before utilizing this feature. The fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. Neither the fund, the Distributor nor the Transfer Agent will be responsible for any loss or expense for executing instructions that are deemed to be authorized and genuine after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to your address of record. Please note that if the address of record has been changed within 60 days of the redemption request, the request must be in writing. Please see "Redemption Requests in Writing." To the extent the Transfer Agent fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for telephone instructions that prove to be fraudulent or unauthorized. Similarly, the SSgA Funds, the Distributor or the Transfer Agent will be responsible for fraudulent or unauthorized instructions received via any electronic means only if they act with willful misfeasance, bad faith or gross negligence.


DURING PERIODS OF DRASTIC ECONOMIC OR MARKET CHANGES, SHAREHOLDERS GIVING INSTRUCTIONS BY PHONE MAY ENCOUNTER DELAYS.

REDEMPTION PROCEEDS BY WIRE. Upon request, redemption proceeds of $1,000 or more will be wired transferred to your account at a domestic commercial bank that is a member of the Federal Reserve System. You must indicate this option on your application or letter of instruction in good order. If bank instructions are not indicated on the account, a signature guaranteed letter of instruction is required to add the bank information to send proceeds via wire. The SSgA Funds do not provide wire transfer service for redemption proceeds of less than $1,000. The shares will be redeemed from the account on the day the redemption instructions are received and the proceeds wire will normally be sent the next business day, but may take up to seven business days. Although the fund does not charge a fee for this service, it reserves the right to charge a fee for the cost of wire-transferred redemptions, and your bank may charge a fee for receiving the wire. Please check with your bank before requesting this feature.

REDEMPTION PROCEEDS BY CHECK. Telephone redemption requests for proceeds less than $50,000 may be sent by check and to the address shown on the Transfer Agent's registration record, provided that the address has not been changed within 60 days of the redemption request. Shares will be redeemed using that day's closing price. All proceeds by check will normally be sent the following business day. Requests for redemptions over $50,000 must be in writing. Please follow instructions under "Redemption Requests in Writing."

REDEMPTION REQUESTS IN WRITING. In certain circumstances, a shareholder will need to make a request to sell shares in writing (please use the addresses for purchases by mail listed under "Purchase of Fund Shares"). The shareholder may need to include additional items with the request, as shown in the table below. Shareholders may need to include a signature guarantee, which protects them against fraudulent orders. A written request for redemption with a signature guarantee will be required if:

1. Your address of record has changed within the past 60 days;

2. You are redeeming more than $50,000 worth of shares;

3. You are requesting that a payment be sent to an address other than the address of record; or

4. You are requesting that a payment be made payable to persons other than the registered owner(s).

Signature guarantees can usually be obtained from the following sources:

1. A broker or securities dealer, registered with a domestic stock exchange;

2. A federal savings, cooperative or other type of bank;

3. A savings and loan or other thrift institution;

4. A credit union; or

5. A securities exchange or clearing agency.

Please check with the institution prior to signing to ensure that they are an acceptable signature guarantor. A notary public cannot provide a signature guarantee.

       SELLER                           REQUIREMENTS FOR WRITTEN REQUESTS
      -------                           ---------------------------------
Owner of individual,                   -  Letter of instruction, signed
joint, sole                               by all persons authorized to
proprietorship, UGMA/                     sign for the account stating
UTMA (custodial                           general titles/capacity, exactly
accounts for minors)                      as the account is registered;
or general partner                        and
accounts
                                       -  Signature guarantee, if
                                          applicable (see above).

Owners of corporate or                 -  Letter of instruction signed
association accounts                      by authorized person(s),
                                          stating capacity as indicated
                                          by the corporate resolution;
                                       -  Corporate resolution, certified
                                          within the past 90 days; and
                                       -  Signature guarantee, if
                                          applicable (see above).

Owners or trustees of                  -  Letter of instruction, signed
trust accounts                            by all trustees;
                                       -  If the trustees are not named
                                          in the registration, please
                                          provide a copy of the trust
                                          document certified within the
                                          past 60 days; and
                                       -  Signature guarantee, if
                                          applicable (see above).

Joint tenancy                          -  Letter of instruction signed
shareholders whose                        by surviving tenant(s);
co-tenants are                         -  Certified copy of the death
deceased                                  certificate; and
                                       -  Signature guarantee, if
                                          applicable (see above).

Please contact the Customer Service Department at 1-800-647-7327 for questions and further instructions.

IN-KIND REDEMPTIONS. The fund may pay any portion of the redemption amount in excess of $25 million by a distribution in kind of readily marketable securities from the portfolio of the fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.

SYSTEMATIC WITHDRAWAL PLAN BY CHECK. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. If the checks are returned to the fund as undeliverable or remain uncashed for six months or more, the systematic withdrawal plan will be cancelled and the amount will be reinvested in the relevant fund at the per share net asset value determined as of the date of the cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

SYSTEMATIC WITHDRAWAL PLAN BY ACH. You may make automatic withdrawals of
$100 or more by completing the appropriate sections of the Application. You must also attach a voided check to code your account with the correct wire instructions. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000.

Please note that proceeds from ACH withdrawals will be transmitted to the investor's bank two days after the trade is placed or executed automatically.

EMERGENCY CONDITIONS. The fund reserves the right to suspend the right of redemption, or postpone the date of payment for more than seven days, if emergency conditions should exist, as specified in the 1940 Act or as determined by the Securities and Exchange Commission.

EXCHANGES

TELEPHONE EXCHANGE AND SYSTEMATIC EXCHANGE. Subject to satisfying the minimum investment requirement, investors may have $100 or more of their fund shares exchanged for shares of any other SSgA Fund. There is no charge for this service. To use this option, contact the Customer Service Department at 1-800-647-7327. For telephone exchanges, shares are exchanged on the basis of relative net asset value per share on the business day on which the call is placed or upon written receipt of instructions in good form by the Transfer Agent. Exchanges may be made over the phone if the registrations of the two accounts are identical. For systematic exchanges, you can choose the date, the frequency (monthly, quarterly or annually) and the amount. If the shares of the fund were purchased by check, the shares must have been present in an account for 15 days before the exchange is made. The exchange privilege will only be available in states which permit exchanges and may be modified or terminated by the fund upon 60 days' written notice to shareholders. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss to the shareholder. Please contact your tax advisor. Each fund reserves the right to terminate or modify the exchange privilege in the future.

MARKET TIMING. Management believes that market timing strategies may be disruptive to the fund. For this reason, the Investment Company reserves the right to refuse or restrict an exchange by any person if the Investment Company reasonably believes that an exchange is part of a market timing strategy and that the fund may be adversely affected by the exchange. Although the Investment Company will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. Of course, your right to redeem shares would be unaffected by these restrictions.

DISTRIBUTION SERVICES AND SHAREHOLDER
SERVICING ARRANGEMENTS

The fund has adopted a distribution plan pursuant to Rule 12b-1 (the Plan) under the 1940 Act. The Plan allows the fund to pay distribution and other fees for the sale and distribution of fund shares and for services provided to shareholders. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to the Distributor, as well as payments from the fund to service organizations providing shareholder services to the fund, are not permitted by the Plan to exceed .25% of a fund's average net asset value per year. Any payments that are required to be made to the Distributor or service organization that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Plan is in effect.

THIRD PARTY TRANSACTIONS. The SSgA Funds have authorized various financial intermediates, such as banks, broker-dealers, investment advisors or others, to accept purchase, redemption and exchange orders on the Funds' behalf, and may perform other shareholder services. Such orders are deemed accepted by a fund when they are accepted by the financial intermediary. If you are purchasing, selling, exchanging or holding fund shares through a program of services offered by a financial intermediary, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.

PRICING OF FUND SHARES

The fund determines the price per share each business day as of the close of the regular trading session of the New York Stock Exchange (which is normally 4 p.m. Eastern time). The price of fund shares is computed by dividing the current value of the fund's assets, less liabilities, by the number of shares of the fund outstanding and rounding to the nearest cent. Pricing does not occur on non-business days.

Ordinarily, the fund values each portfolio security based upon the last reported sales price or other market quotation for the security in the market in which the security principally trades. If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the fund will use the security's fair value, as determined in accordance with procedures approved by the Board of Trustees. Because foreign securities sometimes trade on days when fund shares are not priced, the value of a fund's portfolio that includes such securities may change on days when fund shares cannot be purchased or redeemed. Debt obligation securities maturing within 60 days of the valuation date are valued at amortized cost unless the Board determines that the amortized cost method does not represent market value.

DIVIDENDS AND DISTRIBUTIONS

The Board of Trustees intends to declare and pay dividends on shares of the fund quarterly from net investment income. Distributions will be made at least annually from net short- and long-term capital gains, if any, generally in mid-October. It is intended that an additional distribution may be declared and paid in December if required for the fund to avoid the imposition of a 4% federal excise tax on undistributed capital gains.

Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed for Federal income tax purposes to have been paid by the fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless you have elected to receive them in cash. You may make this election by giving 30 days' written notice to the Transfer Agent. If it is determined that the US Postal #Service cannot properly deliver fund mailings to you, or if a check remains uncashed for at least six months, the cash election will be changed automatically. Future dividends and other distributions will be reinvested in additional shares of the relevant fund until you notify the SSgA Funds in writing of the correct address. You must also request in writing that the election to receive dividends and other distributions in cash be reinstated. In addition, following the six-month period, any undeliverable or uncashed checks will be cancelled and the amounts will be reinvested in the relevant fund at the per share net asset value determined as of the date of cancellation of the checks. No interest will accrue on the amounts represented by the uncashed distribution or redemption checks.

Any dividend or capital gain distribution paid by the fund shortly after a purchase of shares will reduce the per share net asset value of the fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, you will be subject to taxes with respect to such dividend or distribution.

DISTRIBUTION OPTION. You can choose from four different distribution options as indicated on the Application:

- Reinvestment Option--Dividends and capital gains distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the Application, this option will be automatically assigned.

- Income-Earned Option--Capital gain distributions will be automatically reinvested, but a check or wire will be sent for each dividend distribution.

- Cash Option--A check, wire or direct deposit (ACH) will be sent for each dividend and capital gain distribution.

- Direct Dividends Option--Dividends and capital gain distribution will be automatically invested in another identically registered SSgA Fund.

If the cash option is selected and you chose a wire or direct deposit (ACH), the distribution will be sent to a pre-designated bank by the payable date. If you chose cash option and requested a check, the check will be mailed to you.

TAXES

Dividends from net investment income and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares.

The fund's distributions, whether received as cash or reinvested in additional shares of the fund, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling (including an exchange of) your fund shares is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares.

You will be notified after each calendar year of the amount of income dividends and net capital gains distributed. You will also be advised of the percentage, if any, of the dividends by the fund that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. The fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

Foreign shareholders invested in any SSgA Fund should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

The tax discussion in this prospectus is only a summary of certain federal income tax issues generally affecting the fund and its shareholders. Circumstances among investors may vary, so you are encouraged to discuss investment in the fund with your tax advisor.

FOREIGN INCOME TAXES. Investment income received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the fund in advance since the amount of the assets to be invested within various countries is not known.

Foreign shareholders should consult with their tax advisors as to if and how the federal income tax and its withholding requirements applies to them.

If more than 50% in value of a fund's total assets at the close of any taxable year consists of securities of foreign corporations, the fund may file an election with the Internal Revenue Service (the Foreign Election) that would permit you to take a credit (or a deduction) for foreign income taxes paid by the fund. The fund may be subject to certain holding requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made, you would include in your gross income both dividends received from the fund and foreign income taxes paid by the fund. You would be entitled to treat the foreign income taxes withheld as a credit against your United States federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could treat the foreign income taxes withheld as a deduction from gross income in computing taxable income rather than as a tax credit. It is anticipated that the fund will qualify to make the Foreign Election; however, the fund cannot be certain that it will be eligible to make such an election or that you will be eligible for the foreign tax credit.

                             INFORMATION REGARDING
                         STANDARD & POOR'S CORPORATION


"Standard & Poor's," "S&P," "Standard & Poor's 500," and "500" are trademarks of Standard & Poor's and have been licensed for use by the SSgA S&P 500 Index Fund through the Master Fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of the McGraw-Hill Companies, Inc. Standard & Poor's makes no representation or warranty, express or implied, to the shareholders of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. Standard & Poor's only relationship to the fund is the licensing of certain trademarks and trade names of Standard & Poor's including the S&P 500 Index, which is determined, composed and calculated by Standard & Poor's without regard to the fund. Standard & Poor's has no obligation to take the needs of the shareholders of the fund into consideration in determining, composing or calculating this Index. Standard & Poor's is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the shares or in the determination or calculation of the equation by which the shares of the fund are to be redeemed. Standard & Poor's has no obligation or liability in connection with the administration, marketing or trading of the fund.

STANDARD & POOR'S DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND STANDARD & POOR'S SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. STANDARD & POOR'S MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR THE SHAREHOLDERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. STANDARD & POOR'S MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL STANDARD & POOR'S HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the annual report, which is available upon request by calling the Distributor at 1-800-647-7327.

                                                                           FISCAL YEARS ENDED AUGUST 31
                                                      --------------------------------------------------------------------------
                                                         2001            2000            1999            1998            1997
                                                      ----------      ----------      ---------       ---------       ----------
NET ASSET VALUE, BEGINNING OF PERIOD                  $   26.41       $   23.74       $   19.42       $   18.96       $   14.41
INCOME FROM OPERATIONS:                               ----------      ----------      ---------       ---------       ----------
   Net investment income(1)                                 .24             .27             .29             .31             .32
   Net realized and unrealized gain (loss)                (6.46)           3.40            6.74            1.18            5.22
                                                      ----------      ----------      ---------       ---------       ----------
     Total From Operations                                (6.22)           3.67            7.03            1.49            5.54
                                                      ----------      ----------      ---------       ---------       ----------
DISTRIBUTIONS:
   Dividends from net investment income                    (.25)           (.28)           (.29)           (.32)           (.32)
   Dividends from net realized gain on
     investment                                           (1.17)           (.72)          (2.42)           (.71)           (.67)
                                                      ----------      ----------      ---------       ---------       ----------
     Total Distributions                                  (1.42)          (1.00)          (2.71)          (1.03)           (.99)
                                                      ----------      ----------      ---------       ---------       ----------
NET ASSET VALUE, END OF PERIOD                        $   18.77       $   26.41       $   23.74       $   19.42       $   18.96
                                                      ==========      ==========      =========       =========       ==========
TOTAL RETURN (%)                                         (24.48)          16.26           39.52            7.91           40.30
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period ($000 omitted)           2,320,240       3,105,167       2,673,963       1,615,913       1,299,571
   Ratios to average net assets (%):
     Operating expenses, net(2),(3)                         .17             .18             .18             .17             .16
     Operating expenses, gross(2),(3)                       .17             .24             .28             .27             .26
     Net investment income                                 1.12            1.08            1.29            1.50            2.00
   Portfolio turnover (%)(4)                                N/A           16.43           13.80           26.17            7.54
   Portfolio turnover of the Master Fund                  12.01           14.00             N/A             N/A             N/A

----------
(1) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

(2) See Note 4 of the Annual Report for current period amounts.

(3) Expense ratios for the periods subsequent to June 1, 2000 (commencement of the Master/Feeder structure) include the fund's share of the Master Fund's allocated expenses.

(4) Portfolio turnover represents the rate of portfolio activity for the periods through May 31, 2000, while the fund was making investments directly in securities.

                                   SSgA FUNDS

                             SSgA Money Market Fund

                      SSgA US Government Money Market Fund

                         SSgA Tax Free Money Market Fund

                              SSgA Yield Plus Fund

                             SSgA Intermediate Fund

                              SSgA Bond Market Fund

                            SSgA High Yield Bond Fund

                      SSgA Intermediate Municipal Bond Fund

                           SSgA Growth and Income Fund

                             SSgA S&P 500 Index Fund

                          SSgA Disciplined Equity Fund

                               SSgA Small Cap Fund

                            SSgA Special Equity Fund

                         SSgA Tuckerman Active REIT Fund

                           SSgA Aggressive Equity Fund

                              SSgA IAM SHARES Fund

                           SSgA Emerging Markets Fund

                     SSgA International Stock Selection Fund

                  SSgA International Growth Opportunities Fund

                         SSgA MSCI(R) EAFE(R) Index Fund

                         SSgA Life Solutions Growth Fund

                        SSgA Life Solutions Balanced Fund

                   SSgA Life Solutions Income and Growth Fund

                      ADDITIONAL INFORMATION ABOUT THE FUND

A Statement of Additional Information (SAI) includes additional information about the fund. The SAI is incorporated into this Prospectus by reference and is available, without charge, upon request. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. To request an SAI, annual or semi-annual report, other information about the fund or to make any shareholder inquiry, please contact the fund at:

                         State Street Global Markets, LLC
                             One International Place
                           Boston, Massachusetts 02110
                                 1-800-997-7327

The fund's prospectus, SAI and annual and semi-annual reports are also available on the SSgA Funds' website at www.ssgafunds.com.

You can review and copy information about the fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information on the operation of the Public Reference Room by calling 1-800-SEC-0330. Reports and other information about the fund are available on the EDGAR database on the Commission's internet site at http://www.sec.gov, and copies also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-6009.


SSgA Funds' Investment Company Act File No. 811-5430